SECURITIES AND EXCHANGE COMMISSION
                              	Washington, DC  20549

                             	_______________________



                                  	F O R M  8 - K


                                  	CURRENT REPORT


                         	Pursuant to Section 13 or 15 (d)
                                      	of the
                         	Securities Exchange Act of 1934


                        	Date of Report:  November 29, 1995



                       	HOLIDAY RV SUPERSTORES, INCORPORATED



                                     	FLORIDA



    	                   0-16448             		 59-1834763
                 	(Commission File No.)  (IRS Employer I.D.No.)


                          	Sand Lake West Executive Park
                             	7851 Greenbriar Parkway
                             	Orlando, Florida  32819


                           	Telephone # (407)  363-9211
	                              Fax # (407)  363-2065

 Item 6. Resignations of Registrant's Directors

 G. Lee FitzGerald, a director of the Registrant, resigned from the Board of Directors on November 25, 1995, effective November 18, 1995.

 Item 7. Financial Statements, Proforma Financial Statement and Exhibits


 Exhibit
 Number                   Description of Exhibit
 --------------           -------------------------------------------------
 a(3) 17(a)               Letter of Resignation from the Registrant's Board
                          of Directors by G. Lee FitzGerald dated November
                          18, 1995.

                                 	SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            						HOLIDAY RV SUPERSTORES, INCORPORATED




                            						By:  /S/ W. Hardee McAlhaney
                                							W. Hardee McAlhaney
					                                		Vice President


 Dated:  November 29, 1995